Exhibit 10.1

EXECUTION VERSION

STANDSTILL AGREEMENT AND FIRST AMENDMENT TO LOAN AGREEMENT

THIS STANDSTILL AGREEMENT AND FIRST AMENDMENT TO LOAN AGREEMENT (this “Agreement”) is made as of May 6, 2019, by and among AKORN, INC., a Louisiana corporation (the “Company”), the other Loan Parties under the Loan Agreement (as defined below), an ad hoc group of Lenders (as defined below) identified on Exhibit A hereto, which constitute the “Required Lenders” under the Loan Agreement (collectively, the “Ad Hoc Group”), certain other Lenders, and the Administrative Agent (as defined below). The Administrative Agent, the Ad Hoc Group, the other Lenders party hereto (collectively, with the Ad Hoc Group, the “Standstill Lenders”), the Company and the other Loan Parties shall be referred to collectively as the “Standstill Parties”, and each shall be referred to individually as a “Standstill Party.” Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

RECITALS

WHEREAS, the Company, the other Loan Parties, the financial institutions from time to time parties thereto as “Lenders” (collectively, the “Lenders” and each, a “Lender”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), have entered into that certain Loan Agreement dated as of April 17, 2014 (as the same shall have been amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which, among other things, the Lenders have made certain loans, advances, and other financial accommodations to the Company;

WHEREAS, the Standstill Lenders constitute “Required Lenders” as that term is defined under the Loan Agreement;

WHEREAS, the Standstill Lenders and the Company have engaged in good faith, arms-length negotiations regarding a proposed standstill agreement solely with respect to the Lenders’ rights and remedies under the Loan Agreement or the other Loan Documents as a result of any alleged Event of Default arising from any alleged breach of any of the covenants contained in Sections 5.01, 5.02, 5.03, 5.06 or 5.07 of the Loan Agreement (the “Specified Covenants”), to the extent the facts and circumstances giving rise to any such breach (i) are publicly available as of the date of this Agreement, or (ii) are not publicly available but have been disclosed in writing (x) to private side Lenders via IntraLinks; or (y) to Jones Day and/or Greenhill & Co. (“Greenhill”), as legal counsel and financial advisor, respectively, to the Ad Hoc Group (collectively, the “Ad Hoc Group Advisors”) (such facts and circumstances described in clauses (i) and (ii), (including, for the avoidance of doubt, the existence of this Agreement) the “Specified Matters”);

WHEREAS, as a result of these negotiations (and in the case of the Administrative Agent, as a result of the direction of the Required Lenders to the Administrative Agent set forth in Section 12 hereof), the Company and the other Loan Parties have requested, and the Standstill Lenders have agreed, solely with respect to the Specified Matters, to enter into this Agreement solely for the Standstill Period (as defined below), subject to and in accordance with the terms and conditions set forth herein; and

WHEREAS, the Company and the other Loan Parties have further requested, and the Standstill Lenders have agreed, subject to the terms and conditions set forth in this Agreement, to amend the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Standstill Party, intending to be legally bound hereby, agrees as follows:

1.	Incorporation of Recitals; No Waiver; No Admission of Liability.

(a)	Incorporation of Recitals. The Recitals to this Agreement are hereby incorporated by reference as fully set forth herein and the Company, the other Loan Parties, the Administrative Agent, and the Lenders acknowledge these Recitals to be true and correct.

(b)	No Waiver. Nothing in this Agreement should in any way be deemed a waiver of any Default or Event of Default relating to any Specified Matter or any other Default, Event of Default, or term or provision of the Loan Agreement or any of the other Loan Documents. The Administrative Agent and the Lenders have not waived or released, are not by this Agreement waiving or releasing, and have no present intention of waiving or releasing, any Defaults or Events of Default relating to the Specified Matters, or any other Defaults or Events of Default that may have occurred prior to the date hereof or that may occur after the date hereof, or any remedies or rights of the Administrative Agent or the Lenders with respect thereto, all of which are hereby reserved. Any waiver of any Defaults or Events of Default relating to the Specified Matters or any other Default or Event of Default shall only be effective if set forth in a written instrument executed and delivered in accordance with the provisions of Section 9.02 of the Loan Agreement.

(c)	No Admission of Liability. The execution of this Agreement and the fulfillment of its terms is not to be construed as and does not constitute an admission or absence of any right, remedy, claim, defense, liability or wrongdoing or responsibility on the part of any Standstill Party. Entry into this Agreement shall not constitute an admission by the Company or any other Loan Party to the occurrence or non-occurrence of a Default or Event of Default, including with respect to the Specified Matters. The Standstill Lenders hereby acknowledge that, as of the Effective Date, to the best of their knowledge, they are not aware of any potential Defaults or Events of Default other than with respect to the Specified Covenants relating to the Specified Matters.

2.	Standstill Period. The “Standstill Period” shall mean the period of time from the Effective Date through the earliest of (i) December 13, 2019 (such date, the “Termination Date”), (ii) upon the delivery of a notice of termination of the Standstill Period by the Required Lenders (which may be delivered in their sole discretion), the occurrence of a Default or Event of Default under the Loan Agreement or the other Loan Documents, or (iii) upon the delivery of a notice of termination of the Standstill Period by the Required Lenders (which may be delivered in their sole discretion), the termination of this Agreement as a result of any breach of, or non-compliance with, any provision of this Agreement by the Company or any other Loan Party, including without limitation any such breach or non-compliance of or with any Affirmative Covenant, Negative Covenant, Milestone, or Other Covenant (each as defined herein) by the Company or any other Loan Party, subject, in each case, to any applicable cure period expressly set forth herein (each, a “Standstill Event of Default”), excluding with respect to clause (ii), for the avoidance of doubt, any Default or Event of Default relating to a Specified Matter (the foregoing period, the “Standstill Period”). The occurrence of any one of the events described in clauses (i), (ii), and (iii) of this Section 2 shall constitute a “Termination Event” hereunder.

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3.	Standstill. Subject to the terms and conditions herein set forth and in reliance upon the Company’s and the other Loan Parties’ representations, acknowledgments, agreements and warranties herein contained, including, without limitation, the satisfaction of the conditions precedent set forth in Section 9 herein, the Standstill Parties agree that during the Standstill Period, neither the Administrative Agent nor the Lenders shall (i) declare, and such parties shall be prohibited from declaring, any Event of Default under the Loan Agreement or the other Loan Documents or (ii) otherwise seek to exercise any rights or remedies under the Loan Agreement or the other Loan Documents, in each case of clauses (i) and (ii) above, to the extent directly relating to any Specified Matter. The Administrative Agent’s and the Lenders’ agreement to standstill is temporary and limited in nature and shall not be deemed: (i) to preclude or prevent the Administrative Agent or the Standstill Lenders from exercising any rights and remedies under the Loan Documents, applicable law or otherwise arising on account of (A) any Default or Event of Default other than those with respect to the Specified Matters, (B) the Specified Matters from and after the termination of the Standstill Period following the occurrence of a Standstill Event of Default, (C) the Specified Matters from and after the Termination Date, or (D) the right to seek payment of attorneys’ fees, financial advisor fees, and other costs and expenses in connection with the preparation, negotiation, execution and delivery of this Agreement and the exercise of the rights and remedies described herein or otherwise in connection with the Loan Documents; (ii) to effect any amendment of the Loan Agreement or any of the other Loan Documents, all of which shall remain in full force and effect in accordance with their respective terms, as modified hereby; (iii) to constitute a waiver of any Default or Event of Default relating to the Specified Matters or any other Default or Event of Default (whether now existing or hereafter occurring) or any term or provision of the Loan Agreement or any of the other Loan Documents; or (iv) to establish a custom or course of dealing among any Loan Party, the Administrative Agent and the Standstill Lenders.

4.	Termination of Agreement. Except as expressly set forth herein, this Agreement and all provisions herein, shall terminate upon the occurrence of a Termination Event.

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5.	Affirmative Covenants. Until the occurrence of a Termination Event, the Company and the other Loan Parties covenant and agree that during the Standstill Period, the Company will (the “Affirmative Covenants”):

(a)	furnish monthly 3-statement financials and Key Performance Indicators (“KPI”) reporting included in the Company’s management reporting to the Ad Hoc Group Advisors (which reporting shall include volume and pricing for the top 30 products and plant KPIs), in each case no later than thirty (30) days after the end of each month;

(b)	beginning with the first month following the delivery of the Business Plan (as defined herein), furnish, by the tenth (10) Business Day of each month, monthly reports regarding pending Abbreviated New Drug Applications (“ANDAs”) to the Ad Hoc Group Advisors, which reports shall include ANDAs submitted to the FDA (as defined below) and the status of FDA approvals with respect thereto, estimated market size and known competitor information for each such ANDA, and a good faith estimate of the timing of the approval of each such ANDA and related competitive approvals; provided that any molecules names appearing therein may be redacted;

(c)	on or prior to the 10th calendar day of each month (or the first Business Day thereafter), conduct monthly telephone conferences with all Lenders and permit questions from such Lenders and answers, with such telephone conferences being split into (1) a Public-Siders and non-Public-Siders portion and (2) a solely non-Public-Siders portion; provided that (i) questions from the Lenders shall be provided to the Company in writing no later than two (2) Business Days in advance and (ii) for the avoidance of doubt, the Company shall not be obligated to disclose any material non-public information during the Public-Siders and non-Public-Siders portion of such telephone conferences;

(d)	on or prior to the 10th calendar day of each month (or the first Business Day thereafter), conduct monthly telephone conferences solely with the Ad Hoc Group Advisors and any Lenders which have become “restricted” and are then subject to non-disclosure agreements in customary form reasonably satisfactory to the Company (collectively, the “Restricted Lenders”) with the Company and permit questions from the Ad Hoc Group Advisors and Restricted Lenders and answers; provided that, to the extent the Restricted Lenders monthly telephone conference is combined with the Public-Siders/non-Public-Siders telephone conference outlined in Section 5(c) hereof, such telephone conference will include a separate portion solely for Restricted Lenders; provided further that questions from the Ad Hoc Group Advisors and Restricted Lenders shall be provided to the Company in writing no later than two (2) Business Days in advance;

(e)	promptly provide the Ad Hoc Group Advisors with copies of any material (i) correspondence received from the United States Food and Drug Administration (“FDA”), and (ii) cover letters to reports delivered to the FDA, in each case solely with regard to any FDA Form 483 or warning letter;

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(f)	promptly upon receipt by the Company or the other Loan Parties, provide to the Ad Hoc Group Advisors copies of any warning letter(s), Official Action Indicated, or OAI, statuses, or similar regulatory actions by Swissmedic or the Central Drugs Standard Control Organization, or CDSCO, regarding those certain manufacturing facilities operated by the Company and its Subsidiaries in Amityville, New York, Hettlingen, Switzerland, and Paonta Sahib, Himachal Pradesh, India, and those certain research and development centers operated by the Company and its Subsidiaries in Vernon Hills, Illinois and Cranbury, New Jersey;

(g)	promptly upon preparation or receipt, provide to the Ad Hoc Group Advisors formal minutes for any FDA meeting or call to the extent made available to, or prepared by, the Company or the other Loan Parties; provided that the Company will be entitled to redact confidential or privileged information contained therein;

(h)	(i) on or before the 3rd Business Day of each month, provide the Ad Hoc Group Advisors with monthly Quality System Corrective Action Plan, or QSCAP, update reports, (ii) arrange for monthly update calls between the Ad Hoc Group Advisors and the Company’s regulatory counsel, and (iii) arrange for (A) monthly update calls with NSF Pharma Biotech (“NSF”), and (B) any other calls with the Company’s cGMP consultants to be scheduled at the reasonable request of the Ad Hoc Group Advisors; provided that the Company shall use commercially reasonable efforts to organize expedited calls among the Company’s third-party cGMP consultants and the Ad Hoc Group Advisors when reasonably requested by the Ad Hoc Group Advisors;

(i)	provide updates no later than the 3rd Business Day of each week to the Ad Hoc Group Advisors regarding the ABL Credit Agreement[1] refinancing and/or extension process, including providing copies of any term sheets with respect thereto (subject to any confidentiality restrictions, and, to the extent required by any such confidentiality restrictions, the consent of the lenders and/or other parties to any such refinancing or extension process);

(j)	promptly provide notice to the Ad Hoc Group Advisors in the event that the Company markets any non-traditional financing to replace or refinance the ABL Credit Agreement and provide the Standstill Lenders the opportunity to participate in any such marketing process; and

(k)	continue to retain PJT Partners and AlixPartners consistent with the terms of their respective engagement agreements as in effect on the date hereof, or, if PJT Partners and AlixPartners are no longer retained by the Company, such other financial and restructuring advisors reasonably acceptable to the Ad Hoc Group.

The failure to comply with any of the Affirmative Covenants shall not constitute a Default or Event of Default under the Loan Agreement or the other Loan Documents, but shall, following the Cure Period (defined below), constitute a Standstill Event of Default that permits the Required Lenders to declare a Termination Event. “Cure Period” shall mean five (5) Business Days after the earlier of (x) the Company’s knowledge of its breach or failure to comply or (y) notice thereof from the Administrative Agent (which notice shall be given solely at the request of the Required Lenders).

[1]	“ABL Credit Agreement” means that certain Amended and Restated Credit Agreement dated as of April 16, 2019, by and among the Company, the other Loan Parties party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (as the same may be amended, supplemented or otherwise modified from time to time).

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6.	Negative Covenants. Until the occurrence of a Termination Event, the Company and the other Loan Parties covenant and agree that during the Standstill Period the Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly (the “Negative Covenants”):

(a)	create, incur, assume, or suffer to exist any Permitted Ratio Indebtedness pursuant to Section 6.01(l) of the Loan Agreement, any Indebtedness pursuant to Section 6.01(f) of the Loan Agreement, or any Incremental Term Facilities pursuant to Section 2.09 of the Loan Agreement, Incremental Term Loans pursuant to Section 2.09 of the Loan Agreement or Incremental Notes pursuant to Section 2.09 of the Loan Agreement or in each case, create, incur, assume or suffer to exist, any Lien in connection with the foregoing; provided, however, that any such Indebtedness (excluding, other than with respect to any Loans outstanding under the Loan Agreement as of the date hereof, any refinancing of any such Indebtedness) created, incurred, assumed or in existence prior to the Effective Date pursuant to, and in reliance on, such sections shall be permitted to remain outstanding;

(b)	create, incur, assume, or permit to exist any Liens:

(i)	pursuant to Section 6.02(l) of the Loan Agreement securing Indebtedness or other obligations in excess of $10 million in the aggregate; or

(ii)	pursuant to Section 6.02(k) of the Loan Agreement or with respect to any Incremental Term Facilities, Incremental Term Loans or Incremental Notes; and

(iii)	arising out of Sale and Leaseback Transactions (as defined in the Loan Agreement) permitted by Section 6.06 of the Loan Agreement in excess of $10,000,000 pursuant to Section 6.02(h) of the Loan Agreement.

provided, however, that any such Liens (excluding, for the avoidance of doubt, any Liens in respect of refinancing Indebtedness prohibited under Section 6(a) hereof) created, incurred, assumed or in existence prior to the Effective Date pursuant to, and in reliance on, such sections shall be permitted to remain in effect;

(c)	purchase, hold, or acquire any investment:

(i)	in Equity Interests in a non-Loan Party pursuant to Section 6.04(c) of the Loan Agreement;

(ii)	constituting a loan or advance to a non-Loan Party pursuant to Section 6.04(d) of the Loan Agreement;

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(iii)	constituting a Guarantee of Indebtedness of a non-Loan Party pursuant to Section 6.04(e) of the Loan Agreement;

(iv)	pursuant to Section 6.04(j) of the Loan Agreement; provided that such investment shall be permissible (x) if limited to all cash consideration or (y) in the case of any (A) out-licensing transactions or other sale of revenue stream rights, up-front payments, milestones, royalties, profit shares, distribution fees, or similar arrangements with respect to core assets, if consummated with the prior written consent of the Required Lenders at such time (which may be withheld in their sole discretion), or (B) out-licensing transactions or other sale of revenue stream rights, up-front payments, milestones, royalties, profit shares, distribution fees, or similar arrangements with respect to non-core assets if consummated with the prior written consent of Required Lenders at such time (which consent shall not be unreasonably withheld or delayed); provided, however, that no consent of the Required Lenders shall be required in connection with out-licensing transactions or other sales of revenue stream rights, up-front payments, milestones, royalties, profit shares, distribution fees, or similar arrangements, with fair market value not in excess of $5 million in the aggregate, with respect to dormant or not fully developed ANDAs and/or products;

(v)	constituting a Permitted Acquisition pursuant to Section 6.04(l) of the Loan Agreement; provided that (x) the Company and its Restricted Subsidiaries may consummate Drug Acquisitions in an amount not exceeding $7.5 million in the aggregate, and (y) the Company and its Restricted Subsidiaries may consummate Permitted Acquisitions other than Drug Acquisitions in an amount not exceeding $7.5 million in the aggregate (or, with respect to any such Permitted Acquisitions by non-Loan Parties, not exceeding $2.5 million in the aggregate);

(vi)	constituting Permitted Foreign Loans pursuant to Section 6.04(m) of the Loan Agreement; or

(vii)	utilizing the Available Amount pursuant to Section 6.04(n) of the Loan Agreement.

provided, however, that any investments purchased, held or acquired (or made pursuant to contractual commitments in effect) prior to the Effective Date pursuant to, and in reliance on, such sections shall not be limited by this Section 6(c);

(d)	utilize any asset sale reinvestment rights pursuant to Section 2.11(c) of the Loan Agreement;

(e)	make a Discounted Voluntary Prepayment pursuant to Section 2.11(g) of the Loan Agreement or acquire any Loans pursuant to Section 9.04(e) of the Loan Agreement; provided that such Discounted Voluntary Prepayments and acquisitions shall be permissible if offered to all Lenders at such time;

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(f)	make any Extension Offers to any Lenders or enter into any Extensions with any Lenders, in each case pursuant to Section 2.23 of the Loan Agreement; provided that such Extension Offers and Extensions shall be permissible if offered to all Lenders at such time;

(g)	declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment or prepayment of any Specified Indebtedness, in each case utilizing the Available Amount, pursuant to Section 6.08(a) or Section 6.08(b) of the Loan Agreement;

(h)	other than with respect to assets owned by Akorn India Private Limited (or the Equity Interests therein), sell, transfer, lease, or otherwise dispose of assets pursuant to Section 6.05(h) of the Loan Agreement with an aggregate book value in excess of $15 million;

(i)	sell, transfer, lease, or otherwise dispose of assets pursuant to Section 6.05(e) of the Loan Agreement or engage in Sale and Leaseback Transactions pursuant to Section 6.06 of the Loan Agreement; or

(j)	without prior written consent of the Required Lenders at such time, (i) designate any Restricted Subsidiary as an Unrestricted Subsidiary pursuant to Section 5.12 of the Loan Agreement, or otherwise create or form any Unrestricted Subsidiary, and/or (ii) transfer any assets of the Company or any of its Restricted Subsidiaries to any Unrestricted Subsidiary, except as otherwise permitted under the Loan Agreement (after giving effect to this Agreement).

Notwithstanding the foregoing, the Company and its Restricted Subsidiaries may incur Indebtedness of the type set forth in Section 6.01(f) of the Loan Agreement and make investments in Equity Interests of non-Loan Parties of the type set forth in Section 6.04(c) of the Loan Agreement in an aggregate amount not exceeding $15,000,000 in order to fund capital expenditures and operations of non-Loan Party Subsidiaries.

For the avoidance of doubt, any breach of, or failure to comply with any of the Negative Covenants set forth above shall result in an Event of Default under the Loan Agreement and the Loan Documents.

7.	Milestones. Until the occurrence of a Termination Event, the Company shall, or shall cause, the following to occur by the times and dates set forth below, during the Standstill Period (the “Milestones”); provided that any “delivery” required under the Milestones shall only require delivery to the Ad Hoc Group Advisors, and shall be in form and scope reasonably satisfactory to the Ad Hoc Group Advisors.

(a)	The Company shall deliver a 13-week cash flow forecast on a monthly basis commencing on April 18, 2019, with each subsequent 13-week cash flow forecast delivered on or prior to the tenth Business Day of each month. The Company shall deliver monthly variance reporting concurrently with each delivery of the 13-week cash flow forecast, starting in May 2019. For the avoidance of doubt, under no circumstances shall any variance reported constitute a Default, an Event of Default, a Termination Event, or otherwise permit termination of this Agreement.

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(b)	The Company shall deliver a five-year business plan (the “Business Plan”) by May 3, 2019, which business plan shall include a balance sheet, statement of cash flow, and income statement (including material assumptions) on a monthly basis for the first year and on a quarterly basis thereafter.

(c)	PJT Partners shall provide a strategic alternatives report (the “Strategic Alternatives Report”) by May 31, 2019 to the Ad Hoc Group Advisors, which report shall include detailed alternatives to reduce the Lenders’ exposure.

The failure to comply with any of the Milestones shall not constitute a Default or Event of Default under the Loan Agreement or the other Loan Documents, but shall, following the Cure Period, constitute a Standstill Event of Default that permits the Required Lenders to declare a Termination Event.

8.	Other Covenants. The Company covenants and agrees that (the “Other Covenants”):

(a)	Judgment or Damages Claims. During the Standstill Period, the Company shall provide the Ad Hoc Group Advisors with written notice at least ten (10) Business Days before making any payment of any amount in excess of $20 million (whether individually or in the aggregate, but excluding any Permitted Equity Issuance) above the amount covered or coverable by third-party insurance (from a creditworthy insurer that has agreed in writing to provide coverage) in respect of a final, unappealable judgment, award or settlement in, or in order to pay, post, or obtain a bond related to an appeal in, the Specified Litigation Matters (as defined below). The Ad Hoc Group (acting through the Ad Hoc Group Advisors) shall notify the Company in writing within five (5) Business Days of receiving the Company’s written notice if it objects to the Company’s making of such proposed payment; provided that, if after giving effect to the making of the proposed payment, the unrestricted cash and Permitted Investments held by the Loan Parties would be not less than the applicable amount specified on Schedule 1, the Ad Hoc Group shall be deemed to not object, and shall not be permitted to object, to the making of the proposed payment for purposes of this Section 8(a). If (a) the Ad Hoc Group timely objects to the proposed payment (and is permitted to do so in accordance with the prior sentence) and (b) the Company does not agree in writing to refrain from making the proposed payment within three (3) Business Days of its receipt of such timely objection, the Required Lenders shall be entitled to terminate the Standstill Period. Any payment made over the timely objection of the Ad Hoc Group pursuant to this provision shall represent an Event of Default under the Loan Agreement if making the payment has a Material Adverse Effect. For the avoidance of doubt, the failure to comply with the Other Covenant contained in this Section 8(a) during the Standstill Period shall result in an Event of Default under the Loan Agreement; provided that, the Other Covenant and other provisions of this Section 8(a) shall terminate upon the occurrence of a Termination Event. The “Specified Litigation Matters” shall mean the following litigation, and any litigation related to the following litigation that arises out of substantially the same facts and circumstances: Akorn, Inc. v. Fresenius Kabi AG, 2018-0300-JTL (Del. Ch.), In re Akorn, Inc. Data Integrity Securities Litigation, No. 18-cv-01713 (N.D. Ill.), In re Akorn, Inc. Derivative Litigation, No. 18-cv-07374 (N.D. Ill.), Kogut v. Akorn, Inc., No. 646,174 (La. Dist. Ct.), and In re: Generic Pharmaceuticals Pricing Antitrust Litigation, MDL No. 2724 (E.D. Pa.).

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(b)	Comprehensive Amendment. The Company and the Required Lenders shall each negotiate in good faith to enter into a comprehensive amendment of the Loan Agreement (the “Comprehensive Amendment”) on or prior to the Termination Date, which comprehensive amendment shall be in form and substance acceptable to the Required Lenders at such time, and which, in any event, shall include a modification to require affected Lender consent for modifications to the pro rata sharing and waterfall provisions of the Loan Agreement. If a Comprehensive Amendment is not entered into by:

(i)	November 15, 2019, then the Company shall (x) pay the Lenders a one-time fee of 0.625% of the principal amount of the Loans outstanding on the date thereof, which fee shall be payable in kind by capitalizing and adding such amount to the outstanding principal balance of the Loans, and (y) pledge to the Administrative Agent (for the benefit of the Secured Parties) all Equity Interests of any CFC or FSHCO held by any Loan Parties that are not pledged as of such date; and

(ii)	December 13, 2019, then the failure to enter into a Comprehensive Amendment shall constitute an immediate Event of Default under the Loan Agreement.

Notwithstanding anything to the contrary contained herein, the Other Covenant contained in this Section 8(b) shall survive any Termination Event.

(c)	Payment of Ad Hoc Group Advisors’ Fees and Expenses. During the Standstill Period, the Company shall pay (a) the fees and expenses of Jones Day, as counsel to the Ad Hoc Group, during the Standstill Period in accordance with that certain Fee and Expense Reimbursement Agreement dated February 22, 2019, and (b) the fees and expenses of Greenhill, as financial advisor to the Ad Hoc Group, on the terms set forth in the Greenhill Engagement Letter (as defined below).

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9.	Conditions to the Effectiveness of this Agreement. The effectiveness of this Agreement is subject to the satisfaction (or waiver in accordance with the terms hereof) of each of the following conditions (the date on which such conditions are satisfied or waived, the “Effective Date”):

(a)	Delivery of Agreement. This Agreement, duly authorized and executed by the Company, the Administrative Agent and the Standstill Lenders (constituting the Required Lenders at such time), shall have been delivered to each of the Company, the Administrative Agent and the Standstill Lenders.

(b)	No Default. Except for any Default or Event of Default with respect to the Specified Matters, both immediately before and after giving effect to this Agreement, no Default or Event of Default would then exist or would result therefrom.

(c)	Representations and Warranties. Except with respect to the Specified Matters, all representations and warranties of the Company and the other Loan Parties set forth herein, in the Loan Agreement and in any other Loan Document shall be true and correct in all material respects (or, with respect to those representations and warranties expressly limited by their terms by materiality or material adverse effect qualifications, in all respects) as of the Effective Date as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date).

(d)	No Material Adverse Effect. Both immediately before and after giving effect to this Agreement, no Material Adverse Effect shall have occurred and be continuing or would result therefrom, excluding a Material Adverse Effect (if any) relating to any of the Specified Matters.

(e)	Closing Certificate. The Administrative Agent shall have received a certificate, dated as of the date hereof, of a duly authorized officer of the Company, to the effect that, at and as of the Effective Date, both before and after giving effect to this Agreement, the conditions specified in this Section 9 (including clauses (b), (c), and (d) hereof) have been satisfied or waived.

(f)	Standstill Fee. The Company shall have paid, and the Administrative Agent shall have received, for the ratable benefit of each Standstill Lender, a one-time fee equal to 1.75% of the aggregate principal amount of the Loans of such Lender on the date hereof (the “Standstill Fee”), which Standstill Fee shall be payable in kind by capitalizing and adding such amount to the outstanding principal balance of the Loans on the Effective Date, and shall be deemed fully earned when paid, shall not be refundable for any reason, and shall be payable without setoff, defense or counterclaim of any kind (and the provisions of Section 2.18(d) of the Loan Agreement are hereby waived in connection with the payment of the Standstill Fee).

(g)	Fees and Expenses. The Company shall (i) execute Greenhill’s engagement letter on the terms proposed by Greenhill on March 3, 2019 (the “Greenhill Engagement Letter”), (ii) pay all fees and expenses accrued by Greenhill to date to the extent payable pursuant to the Greenhill Engagement Letter, (iii) pay or reimburse all reasonable and documented fees and expenses for Jones Day, as legal advisor to the Ad Hoc Group, and Greenhill, as financial advisor to the Ad Hoc Group, on the terms set forth herein to the extent invoiced at least one (1) Business Day prior to the Effective Date, and (iv) pay or reimburse all reasonable and documented out-of-pocket fees and expenses of the Administrative Agent in connection with this Agreement and the other Loan Documents (including reasonable out-of-pocket fees, costs, and expenses of outside counsel for the Administrative Agent) to the extent invoiced at least one (1) Business Day prior to the Effective Date.

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(h)	Material Subsidiary Refresh. The Company shall (i) deliver duly executed Joinder Agreements from all Material Subsidiaries that were not Loan Parties prior to the Effective Date, and (ii) to the extent any or all Domestic Subsidiaries that were not Material Subsidiaries prior to the Effective Date exceed ten percent (10%) of EBITDA for the four consecutive fiscal quarter period most recently ended or ten percent (10%) of Total Assets as of the end of such period, certify that the Company has designated Domestic Subsidiaries as Material Subsidiaries to eliminate such excess, and any Domestic Subsidiaries so designated shall thereafter constitute Material Subsidiaries for all purposes under the Loan Agreement and the other Loan Documents.

10.	Representations and Warranties.

(a)	Each of the Company and the other Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders that as of the Effective Date:

(i)	the execution, delivery and performance of this Agreement and the Company’s and Loan Parties’ obligations hereunder have been duly authorized by all necessary corporate or limited liability company action (as applicable);

(ii)	this Agreement has been duly executed and delivered by the Company and each other Loan Party and constitutes, when executed and delivered by the other parties hereto, a legal, valid and binding obligation of the Company and such Loan Party, enforceable against the Company or such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(iii)	no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement, except for (i) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (ii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure to obtain or make which could not reasonably be expected to have a Material Adverse Effect or (b) the exercise by any Lender of its rights under this Agreement;

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(iv)	except with respect to the Specified Matters, each of the representations and warranties made by any Loan Party set forth in Article III of the Loan Agreement or in any other Loan Document is true and correct in all material respects (unless otherwise qualified by materiality or the occurrence of a Material Adverse Effect, in which case such representation and warranty is true and correct in all respects) as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to earlier dates; and

(v)	no Default or Event of Default has occurred and is continuing other than any Default or Event of Default with respect to the Specified Matters.

(b)	Each of the Standstill Parties hereby represents and warrants that each of the following statements is true, accurate and complete as to such party as of the date hereof:

(i)	such Standstill Party has carefully read and fully understands all of the terms and conditions of this Agreement;

(ii)	such Standstill Party has consulted with, or had a full and fair opportunity to consult with, an attorney regarding the terms and conditions of this Agreement;

(iii)	such Standstill Party has had a full and fair opportunity to participate in the drafting of this Agreement;

(iv)	such Standstill Party is freely, voluntarily and knowingly entering into this Agreement; and

(v)	in entering into this Agreement, such Standstill Party has not relied upon any representation, warranty, covenant or agreement not expressly set forth herein or in the other Loan Documents.

11.	Amendments to the Loan Agreement. Effective as of the Effective Date, the Loan Agreement is hereby amended as set forth below:

(a)	Section 1.01 of the Loan Agreement is hereby amended to add the definitions of “First Amendment,” “First Amendment Effective Date,” “Standstill Event of Default” and “Standstill Period” as follows:

13

(i)	First Amendment: that certain Standstill Agreement and First Amendment to Loan Agreement dated as of May 6, 2019, among the Borrower, the Lenders party thereto and the Administrative Agent.

(ii)	First Amendment Effective Date: the date on which the conditions precedent specified in Section 9 of the First Amendment have been satisfied or waived in accordance with the terms thereof.

(iii)	Standstill Event of Default: as defined in the First Amendment.

(iv)	Standstill Period: as defined in the First Amendment.

(b)	Section 1.01 of the Loan Agreement is hereby amended by amending and restating clauses (a), (b) and (c) of the definition of “Applicable Rate” to read as follows:

(a) prior to the First Amendment Effective Date, with respect to any Eurodollar Loan or any ABR Loan, as the case may be, the applicable rate per annum set forth below under the caption “Eurodollar Spread” or “ABR Spread”, as the case may be, based upon the Ratings Level applicable on such date:

Ratings Level	Index Ratings (Moody’s/S&P)	Eurodollar Spread	ABR Spread
Level I	B1/B+ or higher	4.25%	3.25%
Level II	B2/B	4.75%	3.75%
Level III	B3/B- or lower	5.50%	4.50%

(b) commencing on (and including) the First Amendment Effective Date and ending on (but excluding) the date of a Standstill Event of Default, with respect to any Eurodollar Loan or any ABR Loan, as the case may be, the applicable rate per annum set forth below under the caption “Eurodollar Spread” or “ABR Spread”, as the case may be, based upon the Ratings Level applicable on such date:

Ratings Level	Index Ratings (Moody’s/S&P)	Eurodollar Spread	ABR Spread
Level I	B1/B+ or higher	5.75%	4.75%
Level II	B2/B	6.25%	5.25%
Level III	B3/B- or lower	7.00%	6.00%

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provided that 0.75% (i.e., 75 basis points) of such Applicable Rate shall be payable in kind by capitalizing and adding such amount to the outstanding principal balance of the Loans on the applicable Interest Payment Date); and

(c) commencing on (and including) the date of a Standstill Event of Default, with respect to any Eurodollar Loan or any ABR Loan, as the case may be, the applicable rate per annum set forth below under the caption “Eurodollar Spread” or “ABR Spread”, as the case may be, based upon the Ratings Level applicable on such date:

Ratings Level	Index Ratings (Moody’s/S&P)	Eurodollar Spread	ABR Spread
Level I	B1/B+ or higher	6.25%	5.25%
Level II	B2/B	6.75%	5.75%
Level III	B3/B- or lower	7.50%	6.50%

provided that 1.25% (i.e., 125 basis points) of such Applicable Rate shall be payable in kind by capitalizing and adding such amount to the outstanding principal balance of the Loans on the applicable Interest Payment Date).

(c)	Section 8.06 of the Loan Agreement is hereby amended to delete the second sentence in its entirety and replace it with the following sentence:

Upon any such resignation, the Required Lenders shall have the right to appoint a successor.

(d)	Section 2.11(a) of the Loan Agreement is hereby amended by deleting the word “and,” prior to clause (3) and adding the following as clause (4):

“and (4) notwithstanding anything in this Agreement to the contrary, in the event of any prepayment or repayment for any reason (but excluding any mandatory prepayments under Section 2.11(c) or 2.11(d)) of the Loans during the Standstill Period (including, without limitation, upon or after the maturity or acceleration of the Loans as a result of the occurrence of any Event of Default or otherwise, to the extent any such acceleration is not prohibited by the terms of Section 3 of the First Amendment), the Company shall pay the Lenders a premium of 0.625% of the outstanding principal of the Loans so prepaid (such premium, the “Call Protection”), calculated as of the date of any such prepayment, repayment, or acceleration.”

(e)	For the avoidance of doubt, the amendments set forth in this Section 11 shall survive any termination of this Agreement.

15

12.	Direction to the Administrative Agent; Indemnity. Each Lender party hereto hereby consents, authorizes and directs the Administrative Agent to execute and deliver this Agreement and to take the actions contemplated herein. Each Standstill Party confirms and agrees that (i) the Administrative Agent is only entering into this Agreement at the direction of the Required Lenders, (ii) subject to the terms of the Loan Agreement and the other Loan Documents (including this Agreement), any action or inaction taken hereunder by the Administrative Agent shall be at the express direction of the Required Lenders (including, without limitation, any determination that a Default, Event of Default, and/or Standstill Event of Default has occurred and/or that the Standstill Period has ended) and (iii) the indemnification provisions set forth in the Loan Agreement and the other Loan Documents (including, without limitation, the indemnification provisions set forth in Sections 9.03(b) and 9.03(c) of the Loan Agreement) shall apply to actions taken by the Administrative Agent in connection with this Agreement.

13.	Miscellaneous.

(a)	Amendment. No provision or term hereof may be amended, modified or otherwise changed except by an instrument in writing, specifying the same, duly executed by the requisite parties in accordance with Section 9.02 of the Loan Agreement. For the avoidance of doubt, any extension of the Termination Date hereunder shall not constitute a postponement of any scheduled date of payment of the principal amount of any Loan, or the date for the payment of any interest, fees or other Obligations, or a waiver or excuse of any such payment, in each case for purposes of Section 9.02(b)(iii) of the Loan Agreement.

(b)	GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM. THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. Each Standstill Party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement in any U.S. Federal (or, if such court lacks subject matter jurisdiction, New York State) court sitting in New York, New York (or court of proper appellate jurisdiction) (the “Chosen Courts”), and solely in connection with claims arising under this Agreement: (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts; (b) waives any objection to laying venue in any such action or proceeding in the Chosen Court; and (c) waives any objection that the Chosen Courts are an inconvenient forum or does not have personal jurisdiction over any Standstill Party hereto or constitutional authority to finally adjudicate the matter; provided that, for the avoidance of doubt, this Section 13(b) does not supersede, amend or modify the provisions of Section 9.09 of the Loan Agreement, which shall continue to apply in accordance with its terms, including with respect to any Defaults or Events of Default asserted under the Loan Agreement.

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(c)	Trial by Jury Waiver. EACH Standstill PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(d)	Entire Agreement. This Agreement, inclusive of its schedule, represents the entire understanding and agreement among the Standstill Parties with respect to the subject matter hereof, and supersedes all prior agreements, if any, among them with respect thereto. Each of the Standstill Parties acknowledges that it has not relied upon any representations by any other Standstill Party or anyone acting on behalf of any Standstill Party in entering into this Agreement.

(e)	Counterparts. This Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. Signatures to this Agreement, any amendment hereof and any notice given hereunder, transmitted by telecopy or PDF, and the photocopy of any signature page, shall be valid and effective to bind the Standstill Party so signing. All such counterparts shall collectively constitute a single instrument.

(f)	Waiver. Any provision hereof may be waived only by written instrument making specific reference to this Agreement signed by the requisite parties in accordance with Section 9.02 of the Loan Agreement. The waiver by any Standstill Party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Standstill Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Standstill Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

(g)	Interpretation. This Agreement is the result of negotiation and, accordingly, no presumption or burden of proof will arise with respect to any ambiguity or question of intent concerning this Agreement favoring or disfavoring any party to this Agreement by virtue of the authorship of any provision of this Agreement.

(h)	Reliance.

(i)	The Loan Parties acknowledge and agree that, notwithstanding anything to the contrary set forth in this Agreement, the Administrative Agent and the Standstill Lenders do not have, nor shall have, an obligation to: (A) subject to the obligations set forth in Section 8(b) hereof, amend the Loan Agreement or any other Loan Document or otherwise restructure the Obligations; (B) other than with respect to any continuation of outstanding Eurodollar Loans or any conversion of outstanding ABR Loans into Eurodollar Loans, make any further loans, advances or extension of credit to or for the benefit of the Loan Parties, (C) extend the Standstill Period; (D) refrain from terminating the Standstill Period upon the occurrence of any Standstill Event of Default or (E) enter into any other instruments, agreements or documents regarding any of the same with the Loan Parties, and that neither the Administrative Agent nor the Lenders, nor any of their respective representatives, have made any agreements with, or commitments or representations or warranties to, the Loan Parties (either in writing or orally), other than as expressly stated in this Agreement.

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(ii)	The Loan Parties expressly understand and further agree that the Administrative Agent and the Lenders are relying on all terms, covenants, conditions, warranties and representations set forth in this Agreement as a material inducement to the Administrative Agent and the Lenders to enter into this Agreement and to standstill from exercising the Administrative Agent’s and the Lenders’ rights and remedies as specifically set forth herein.

(i)	Cumulative Remedies.

(i)	Except as otherwise specifically provided in this Agreement, the rights, powers, authorities, remedies, interests and benefits conferred upon the Administrative Agent and the Lenders by and as provided in this Agreement are intended to supplement, and be in addition to (and, except as expressly set forth herein, shall not in any way replace, supersede, amend, limit or restrict), the rights, powers, authorities, remedies, interests, and benefits conferred by the Loan Agreement and the other Loan Documents.

(ii)	No delay on the part of the Administrative Agent or the Lenders in the exercise of any power, right or remedy under this Agreement, the Loan Agreement or any other Loan Document at any time shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or the Standstill Lenders of any power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy.

(j)	Relationship. The Loan Parties agree that the relationship between the Administrative Agent and the Lenders, on one hand, and the Loan Parties, on the other hand, is that of creditor and debtor and not that of partners or joint venturers. This Agreement does not constitute a partnership agreement, or any other association between the Administrative Agent, the Lenders and the Loan Parties. The Loan Parties acknowledge that the Administrative Agent and the Lenders have acted at all times only as a creditor to the Loan Parties within the normal and usual scope of the activities normally undertaken by a creditor and in no event have the Administrative Agent and the Lenders attempted to exercise any control over the Company or any other Loan Party or their respective businesses or affairs. The Loan Parties further acknowledge that the Administrative Agent and Lenders have not taken or failed to take any action under or in connection with their rights under the Loan Agreement and the other Loan Documents that in any way or to any extent have interfered with or adversely affected the Loan Parties’ ownership of the Collateral.

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(k)	Ad Hoc Group Actions and Composition.

(i)	Any action by the Ad Hoc Group with respect to this Agreement (which, for the avoidance of doubt, is limited to actions under Section 5(k) and Section 8(a) hereof) may be taken by members of the Ad Hoc Group with Credit Exposures representing more than fifty percent (50%) of the Aggregate Credit Exposures of the Ad Hoc Group taken as a whole (the “Required Ad Hoc Group Members”). Any action taken hereunder by the Required Ad Hoc Group Members shall bind all members of the Ad Hoc Group.

(ii)	In the event that, at any time on or after the Effective Date, the Ad Hoc Group does not act on behalf of the Required Lenders, all references to the “Ad Hoc Group” in this Agreement shall be deemed to refer to the Required Lenders.

(l)	No Third Party Beneficiaries. This Agreement is made and entered into for the sole protection and benefit of the parties hereto and no other person or entity shall have any right of action hereon, right to claim any right or benefit from the terms contained herein, or be deemed a third party beneficiary hereunder.

(m)	Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, it being the parties’ intention that each and every provision of this Agreement be enforced to the fullest extent permitted by applicable law.

(n)	Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of the Lenders, the Company, and the other Loan Parties and their respective successors and assigns, except that the Company and the other Loan Parties may not assign their rights under this Agreement without the prior written consent of the Required Lenders.

(o)	Voluntary Agreement. The Loan Parties, the Administrative Agent and the Standstill Lenders represent and warrant that they are represented by legal counsel of their choice, that they have consulted with such counsel regarding this Agreement, that they are fully aware of the terms and provisions contained herein and of their effect and that they have voluntarily and without coercion or duress of any kind entered into this Agreement.

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(p)	Integration. This Agreement and the instruments, agreements and documents referred to in this Agreement shall be deemed incorporated into and made a part of the Loan Agreement and the other Loan Documents. This Agreement shall be deemed to be a Loan Document as that term is defined in the Loan Agreement. All such instruments, agreements and documents, and this Agreement, shall be construed as integrated and complementary of each other, and, except as otherwise specifically provided in this Agreement, as augmenting and not restricting the Administrative Agent’s or the Lenders’ rights, remedies, benefits and security. If after applying the foregoing an inconsistency still exists, the provisions of this Agreement shall constitute an amendment to the Loan Agreement and shall control; provided, however, that, for the avoidance of doubt, the provisions hereof that do not survive termination of this Agreement or the Standstill Period shall not be deemed to amend the terms of the Loan Agreement following such termination. References in the Loan Agreement to this “Agreement,” “herein,” “hereof” or “hereunder” or references to the Loan Agreement in any other agreement or document shall, in each case, be deemed to refer to the Loan Agreement as amended hereby.

(q)	No Novation. This Agreement shall not extinguish the Loans or other Obligations outstanding under the Loan Agreement and/or any of the other Loan Documents as in effect prior to the effectiveness of this Agreement. Nothing herein contained shall be construed as a substitution, novation or repayment of the Loans or other Obligations outstanding under the Loan Agreement and/or any of the other Loan Documents as in effect prior to the effectiveness of this Agreement, all of which shall remain outstanding in full force and effect after the effectiveness of this Agreement, as amended hereby.

(r)	Notices. All notices hereunder shall be deemed given if in writing and delivered by electronic mail, courier, or registered or certified mail (return receipt requested) to the following addresses (or at such other addresses as shall be specified by like notice):

i.	if to the Company:

Akorn, Inc.
1925 West Field Court, Suite 300
Lake Forest, IL 60045
Attention: Duane Portwood, Chief Financial Officer

Email address: duane.portwood@akorn.com

Copies to:

Cravath, Swaine & Moore LLP

825 8th Ave

New York, NY 10019

Attention: Paul H. Zumbro; Stephen M. Kessing

Email address: pzumbro@cravath.com; skessing@cravath.com

20

Kirkland & Ellis LLP

601 Lexington Ave

New York, NY 10022

Attention: Nicole L. Greenblatt

Email address: nicole.greenblatt@kirkland.com

ii.	if to the Ad Hoc Group:

Jones Day

250 Vesey Street

New York, NY 10281

Attention: Scott J. Greenberg

Email address: sgreenberg@jonesday.com

iii.	if to any other Lender party hereto, to such address as may be furnished by such Lender from time to time to each of the Standstill Parties.

iv.	if to the Administrative Agent:

JPMorgan Chase Bank, N.A.

10 S. Dearborn Street

9th Floor, Chicago, IL 60603

Attention: Justin Martin

Email address: justin.2.martin@jpmorgan.com

Copy to:

Latham & Watkins LLP

330 North Wabash Avenue, Suite 2800

Chicago, IL 60611

Attention: Zulf Bokhari

Email address: zulf.bokhari@lw.com

Any notice given by delivery, mail (electronic or otherwise), or courier shall be effective when received.

[Signature Pages to Follow]

21

IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has executed this Agreement below effective as of the Effective Date.

THE COMPANY:

AKORN, INC.

By	/s/ Duane Portwood
Name: Duane Portwood
Title: Executive Vice President and Chief Financial Officer

OTHER LOAN PARTIES:

ADVANCED VISION RESEARCH, INC.

By	/s/ Joseph Bonaccorsi
Name: Joseph Bonaccorsi
Title: Secretary

AKORN (NEW JERSEY), INC.

By	/s/ Joseph Bonaccorsi
Name: Joseph Bonaccorsi
Title: Secretary

AKORN ANIMAL HEALTH, INC.

By	/s/ Joseph Bonaccorsi
Name: Joseph Bonaccorsi
Title: Secretary

AKORN OPHTHALMICS, INC.

By	/s/ Joseph Bonaccorsi
Name: Joseph Bonaccorsi
Title: Secretary

AKORN SALES, INC.

By	/s/ Joseph Bonaccorsi
Name: Joseph Bonaccorsi
Title: Secretary

INSPIRE PHARMACEUTICALS, INC.

By	/s/ Joseph Bonaccorsi
Name: Joseph Bonaccorsi
Title: Secretary

OAK PHARMACEUTICALS, INC.

By	/s/ Joseph Bonaccorsi
Name: Joseph Bonaccorsi
Title: Secretary

HI-TECH PHARMACAL CO., INC.

By	/s/ Joseph Bonaccorsi
Name: Joseph Bonaccorsi
Title: Secretary

10 EDISON STREET LLC

By	/s/ Joseph Bonaccorsi
Name: Joseph Bonaccorsi
Title: Secretary of Hi-Tech Pharmacal Co., Inc., its member

13 EDISON STREET LLC

By	/s/ Joseph Bonaccorsi
Name: Joseph Bonaccorsi
Title: Secretary of Hi-Tech Pharmacal Co., Inc., its member

VPI HOLDINGS CORP.

By	/s/ Joseph Bonaccorsi
Name: Joseph Bonaccorsi
Title: Secretary

VPI HOLDINGS SUB, LLC

By	/s/ Joseph Bonaccorsi
Name: Joseph Bonaccorsi
Title: Secretary

VERSAPHARM INCORPORATED

By	/s/ Joseph Bonaccorsi
Name: Joseph Bonaccorsi
Title: Secretary

COVENANT PHARMA INC.

By	/s/ Joseph Bonaccorsi
Name: Joseph Bonaccorsi
Title: Secretary

OLTA PHARMACEUTICALS CORP.

By	/s/ Joseph Bonaccorsi
Name: Joseph Bonaccorsi
Title: Secretary

CLOVER PHARMACEUTICALS CORP.

By	/s/ Joseph Bonaccorsi
Name: Joseph Bonaccorsi
Title: Secretary

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By	/s/ Justin Martin
Name: Justin Martin
Title: Authorized Officer

PineBridge Investments, LLC

By	/s/ Jeff Baxter
Name: Jeff Baxter
Title:

AGF FLOATING RATE INCOME FUND
BY: EATON VANCE MANAGEMENT
AS PORTFOLIO MANAGER

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Brighthouse Funds Trust I -
Brighthouse/Eaton Vance Floating Rate Portfolio
By: Eaton Vance Management as Investment Sub-Advisor

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eaton Vance CLO 2013-1 LTD.
By: Eaton Vance Management
Portfolio Manager

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eaton Vance CLO 2014-1R, Ltd.
By: Eaton Vance Management
As Investment Advisor

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eaton Vance CLO 2015-1 Ltd.
By: Eaton Vance Management
Portfolio Manager

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eaton Vance CLO 2018-1, Ltd.
By: Eaton Vance Management
Portfolio Manager

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eaton Vance Floating-Rate
Income Plus Fund
By: Eaton Vance Management
as Investment Advisor

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eaton Vance Floating-Rate
2022 Target Term Trust
By: Eaton Vance Management
as Investment Advisor

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE SENIOR
FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE FLOATING-RATE
INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eaton Vance International
(Cayman Islands) Floating-Rate
Income Portfolio
By: Eaton Vance Management as
Investment Advisor

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE SENIOR INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eaton Vance Short Duration
Diversified Income Fund
By: Eaton Vance Management
As Investment Advisor

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eaton Vance Institutional Senior Loan Plus Fund
By: Eaton Vance Management as Investment Advisor

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE
LIMITED DURATION INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eaton Vance Floating Rate Portfolio
By: Boston Management and Research
as Investment Adivsor

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eaton Vance US Loan Fund 2016 a Series Trust of
Global Cayman Investment Trust
By: Eaton Vance Management as Investment Advisor

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Florida Power & Light Company
By: Eaton Vance Management
as Investment Advisor

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

SENIOR DEBT PORTFOLIO
By: Boston Management and Research
as Investment

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eaton Vance VT Floating-Rate Income Fund
By: Eaton Vance Management
as Investment Advisor

By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

CIFC Funding 2012-II-R, Ltd.,
By: CIFC VS Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2013-I, Ltd.,
By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2013-II, Ltd.,
By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2013-III-R Ltd.,
By: CIFC VS Management LLC, as Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2013-IV, Ltd.,
By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2014, Ltd.,
By: CIFC Asset Management LLC, its Portfolio Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2014-III, Ltd.,
By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2014-II-R, Ltd.,
By: CIFC Asset Management LLC, as Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2014-IV-R, Ltd.,
By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2014-V, Ltd.,
By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2015-I, Ltd.,
By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2015-II, Ltd.,
By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2015-III, Ltd.,
By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2015-IV, Ltd.,
By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2015-V, Ltd.,
By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2016-I, Ltd.,
By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2017-I, Ltd.,
By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2017-II, Ltd.,
By: CIFC CLO Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2017-III, Ltd.,
By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2017-IV, Ltd.,
By: CIFC CLO Management LLC, its Collateral
Manager, by and on behalf of each of its series, Series
M-1, Series O-1 and Series R-1

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2017-V, Ltd.,
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager
By and on behalf of each of its series, SERIES M-1,
SERIES O-1, and SERIES R-1

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2018-I, Ltd.,
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager
By and on behalf of each of its series, SERIES M-1,
SERIES O-1, and SERIES R-1

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2018-II, Ltd.,
By: CIFC CLO Management II LLC, its Collateral
Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2018-III, Ltd.

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Funding 2018-IV, Ltd.,
By: CIFC CLO Management II LLC, as Collateral Manager
By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

CIFC Loan Opportunity Fund II, Ltd.,
By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Managing Director

Blue Mountain Credit Alternatives Master Fund L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain Kicking Horse Fund L.P.
By: BlueMountain Capital Management, LLC, its
investment manager

By	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain Logan Opportunities Master Fund L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain CLO XXII Ltd.
By: BlueMountain Capital Management, LLC, its portfolio manager

By	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain CLO 2012-2 Ltd.
By: BlueMountain Capital Management, LLC, its portfolio manager

By	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain CLO 2013-1 Ltd.
By: BlueMountain CLO Management, LLC, its portfolio manager

By	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain CLO 2014-2 Ltd.
By: BlueMountain Capital Management, LLC, its portfolio manager

By	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain Fuji US CLO I Ltd.
By: BlueMountain Fuji Management, LLC, its portfolio manager

By	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Secretary and Counsel

BlueMountain Fuji US CLO II Ltd.
By: BlueMountain Fuji Management, LLC, its portfolio manager

By	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Secretary and Counsel

BlueMountain Fuji US CLO III Ltd.
By: BlueMountain Fuji Management, LLC, its portfolio manager

By	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Secretary and Counsel

Whitebox Relative Value Partners, L.P.
By: Whitebox Advisors LLC its investment manager

By	/s/ Mark Strefling
Name: Mark Strefling
Title: Chief Executive Officer and General Counsel

Whitebox Multi-Strategy Partners, L.P.
By: Whitebox Advisors LLC its investment manager

By	/s/ Mark Strefling
Name: Mark Strefling
Title: Chief Executive Officer and General Counsel

Stonehill Institutional Partners, L.P.
By: Stonehill Capital Management LLC
Its Investment Adviser

By	/s/ Michael Stern
Name: Michael Stern
Title: Partner

Stonehill Master Fund Limited
By: Stonehill Capital Management LLC
Its Investment Adviser

By	/s/ Michael Stern
Name: Michael Stern
Title: Partner

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM
By: Credit Suisse Asset Management, LLC, as investment manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

THE CITY OF NEW YORK GROUP TRUST
By: Credit Suisse Asset Management, LLC, as its manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

CREDIT SUISSE NOVA (LUX)
By: Credit Suisse Asset Management, LLC, or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

MADISON PARK FUNDING X, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

MADISON PARK FUNDING XI, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

MADISON PARK FUNDING XII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

MADISON PARK FUNDING XIII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

MADISON PARK FUNDING XIV, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

MADISON PARK FUNDING XV, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

MADISON PARK FUNDING XVII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

MADISON PARK FUNDING XIX, LTD.
By: Credit Suisse Asset Management, LLC, as collateral manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

MADISON PARK FUNDING XL, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

MADISON PARK FUNDING XLI, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

MADISON PARK FUNDING XLIII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

ONE ELEVEN FUNDING I, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

ONE ELEVEN FUNDING II, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

DOLLAR SENIOR LOAN FUND, LTD.
By: Credit Suisse Asset Management, LLC, as investment manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

DOLLAR SENIOR LOAN MASTER FUND II, LTD.
By: Credit Suisse Asset Management, LLC, as investment manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

Bowman Park CLO, Ltd.,
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Bristol Park CLO, Ltd,

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Burnham Park CLO, Ltd.,
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Buttermilk Park CLO, Ltd.,
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Catskill Park CLO, Ltd.,
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Chennago Park CLO, Ltd.,
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Cole Park CLO, Ltd.,
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Cook Park CLO, Ltd.,
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Cumberland Park CLO Ltd.,
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Dewolf Park CLO, Ltd.,
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Dorchester Park CLO Designated Activity Company,
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Emerson Park CLO Ltd.,
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

GILBERT PARK CLO, LTD.,
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Greenwood Park CLO Ltd.,
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Grippen Park CLO, Ltd.,
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager to Warehouse Parent, Ltd.

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Jay Park CLO Ltd.,
By: Virus Partners LLC
as Collateral Administrator

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Myers Park CLO, Ltd.,
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Seneca Park CLO, Ltd.,
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Stewart Park CLO, Ltd.,
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Thacher Park CLO, Ltd.,
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Thayer Park CLO Ltd.,
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Treman Park CLO, Ltd.,
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Tryon Park CLO Ltd.,
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Webster Park CLO, Ltd,
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Westcott Park CLO, Ltd.,
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager to Warehouse Parent, Ltd.

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Western Asset Management Company, LLC, as
investment manager on behalf of certain of its
managed accounts and/or funds

By	/s/ Adam Wright
Name: Adam Wright
Title: Manager, U.S. Legal Affairs

Carlyle Investment Management L.L.C.

On behalf of:

Carlyle C17 CLO, Ltd.
Carlyle Global Market Strategies CLO 2012-3, Ltd.
Carlyle Global Market Strategies CLO 2012-4, Ltd.
Carlyle Global Market Strategies CLO 2013-1, Ltd.
Carlyle Global Market Strategies CLO 2013-2, Ltd.
Carlyle Global Market Strategies CLO 2013-3, Ltd.
Carlyle Global Market Strategies CLO 2013-4, Ltd.
Carlyle Global Market Strategies CLO 2014-2-R, Ltd.
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.
Carlyle Global Market Strategies CLO 2014-4R, Ltd.
Carlyle Global Market Strategies CLO 2015-2, Ltd.
Carlyle Global Market Strategies CLO 2015-3, Ltd.
Carlyle Global Market Strategies CLO 2015-4, Ltd.
Carlyle Global Market Strategies CLO 2015-5, Ltd.
Carlyle Global Market Strategies CLO 2016-1, Ltd.

By	/s/ Glori Graziano
Name: Glori Graziano
Title: Managing Director

BlackRock Financial Management, Inc.,
on behalf of funds and accounts listed below:
	•	55 Loan Strategy Fund Series 2 A Series Trust of Multi Manager Global Investment Trust
	•	55 Loan Strategy Fund Series 3 A Series Trust of MultiManager Global Investment Trust
	•	55 Loan Strategy Fund Series 4 a Series Trust of Multi Manager Global Investment Trust
	•	ABR Reinsurance LTD.
	•	BlackRock Global Investment Series: Income Strategies Portfolio
	•	BR US Leveraged Loan Fund a Series Trust of MYL Global Investment Trust
	•	Fixed Income Opportunities Nero, LLC
	•	JPMBI re BlackRock BankLoan Fund
	•	Magnetite IX, Limited
	•	Magnetite VII, Limited
	•	Magnetite VIII, Limited
	•	Magnetite XI, Limited
	•	Magnetite XII, LTD.
	•	Magnetite XIV-R, Limited
	•	Magnetite XIX, Limited
	•	Magnetite XV, Limited
	•	Magnetite XVI, Limited
	•	Magnetite XVII, Limited
	•	Magnetite XVIII, Limited
	•	Magnetite XX, Limited
	•	NC GARNET FUND, L.P.
	•	US OPPORTUNISTIC FLOATING RATE INCOME MASTER FUND LIMITED

By	/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

BlackRock Institutional Trust Company,
N.A., on behalf of funds and accounts
listed below:
	•	iShares Short Duration High Income ETF (CAD-Hedged)

By	/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

BlackRock Advisors, LLC, on behalf of
funds and accounts listed below:
	•	BlackRock Credit Strategies Income Fund of BlackRock Funds V
	•	BlackRock Debt Strategies Fund, Inc.
	•	BlackRock Floating Rate Income Portfolio of BlackRock Funds V
	•	BlackRock Floating Rate Income Strategies Fund, Inc.
	•	BlackRock Floating Rate Income Trust
	•	BlackRock Limited Duration Income Trust
	•	BlackRock Multi-Asset Income Portfolio of BlackRock Funds II

By	/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

BlackRock Investment Management,
LLC, on behalf of funds and accounts
listed below:
• BlackRock Senior Floating Rate Portfolio

By	/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

Crown Point CLO 5 Ltd.
By Pretium Credit Management
LLC as Collateral Manager

By	/s/ Todd Murray
Name: Todd Murray
Title: Authorized Signatory

Crown Point CLO 6 Ltd.
By Pretium Credit Management
LLC as Collateral Manager

By	/s/ Todd Murray
Name: Todd Murray
Title: Authorized Signatory

ALM VII, Ltd.,
BY: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

ALM VIII, Ltd.,
BY: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

ALM XII, Ltd.,
BY: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

ALM XIX, LTD.,
by Apollo Credit Management (CLO), LLC,
as its collateral manager

By	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

ALM XVII, Ltd.,
by Apollo Credit Management (CLO), LLC,
as its collateral manager

By	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

BLANFORD CAPITAL COMPANY #1, LLC

By	/s/ Carey D. Fear
Name: Carey D. Fear
Title: Manager

Canoe Strategic High Yield Fund,
By: AEGON USA Investment Management, LLC,
as its Portfolio Manager

By	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director – Settlements

Cedar Funding II CLO Ltd,

By	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director – Settlements

Cedar Funding IV CLO, Ltd.,

By	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director – Settlements

Cedar Funding VIII CLO, Ltd.,
By: AEGON USA Investment Manager, LLC,
as its Portfolio Manager

By	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director – Settlements

Cutwater 2014-I, Ltd.

By	/s/ Joe Nelson
Name: Joe Nelson
Title: Authorized Signatory

Cutwater 2014-II, Ltd.

By	/s/ Joe Nelson
Name: Joe Nelson
Title: Authorized Signatory

Cutwater 2015-I, Ltd.

By	/s/ Joe Nelson
Name: Joe Nelson
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A.

By	/s/ Phillip Gerabadian
Name: Phillip Gerabadian
Title: Vice President

LOOMIS SAYLES CLO II, LTD.,
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Collateral Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

LOOMIS SAYLES SENIOR
FLOATING RATE & FIXED INCOME FUND,
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

NHIT: SENIOR FLOATING RATE AND
FIXED INCOME TRUST,
As Lender

By:	Loomis Sayles Trust Company, LLC
As Trustee

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

WM POOL – HIGH YIELD FIXED INTEREST TRUST,
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

VENTURE XII CLO, Limited,
BY: its investment advisor
MJX Venture Management LLC

By	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XIV CLO, Limited,
BY: its investment advisor
MJX Venture Management LLC

By	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XVI CLO, Limited,
BY: its investment advisor
MJX Venture Management II LLC

By	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XVIII CLO, Limited,
BY: its investment advisor
MJX Venture Management II LLC

By	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XXVIII CLO, Limited,
BY: its investment advisor
MJX Venture Management II LLC

By	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

TICP CLO I-2, Ltd.,
By: TICP CLO I Management, LLC, its
Collateral Manager, as a Lender

By	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

TICP CLO II-2, Ltd.,
By: TICP CLO II Management, LLC, its
Collateral Manager, as a Lender

By	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

TICP CLO III-2, Ltd.,
By: TICP CLO III Management, LLC, its
Collateral Manager, as a Lender

By	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

TICP CLO IV, Ltd.,
By: TICP CLO IV Management, LLC, its
Collateral Manager, as a Lender

By	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

TICP CLO VI 2016-2, Ltd.,
By: TICP CLO VI 2016-2 Management,
LLC, its Collateral Manager, as a Lender

By	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

TICP CLO VII, Ltd.,
By: TICP CLO VII Management, LLC, its
Collateral Manager, as a Lender

By	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

Transamerica Floating Rate,

By	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director – Settlements

Venture 31 CLO, Limited,
By: its investment advisor
MJX Venture Management III LLC

By	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Voya CLO 2012-4, Ltd.,
BY:	Voya Alternative Asset Management LLC, as
its investment manager

By	/s/ Stan Zou
Name: Stan Zou
Title: Vice President

Voya CLO 2013-1, Ltd.,
BY:	Voya Alternative Asset Management LLC, as
its investment manager

By	/s/ Stan Zou
Name: Stan Zou
Title: Vice President

Voya CLO 2013-2, Ltd.,
BY:	Voya Alternative Asset Management LLC, as
its investment manager

By	/s/ Stan Zou
Name: Stan Zou
Title: Vice President

Voya CLO 2014-1, Ltd.,
BY:	Voya Alternative Asset Management LLC, as
its investment manager

By	/s/ Stan Zou
Name: Stan Zou
Title: Vice President

Voya CLO 2014-2, Ltd.,
BY:	Voya Alternative Asset Management LLC, as
its investment manager

By	/s/ Stan Zou
Name: Stan Zou
Title: Vice President

Voya CLO 2014-3, Ltd.,
BY:	Voya Alternative Asset Management LLC, as
its investment manager

By	/s/ Stan Zou
Name: Stan Zou
Title: Vice President

Voya CLO 2014-4, Ltd.,
BY:	Voya Alternative Asset Management LLC, as
its investment manager

By	/s/ Stan Zou
Name: Stan Zou
Title: Vice President

Voya CLO 2015-1, Ltd.,
By:	Voya Alternative Asset Management LLC, as
its investment manager

By	/s/ Stan Zou
Name: Stan Zou
Title: Vice President

Voya CLO 2015-2, Ltd.,
By:	Voya Alternative Asset Management LLC,
as its investment manager

By	/s/ Stan Zou
Name: Stan Zou
Title: Vice President

Voya CLO 2015-3, Ltd.,
By:	Voya Alternative Asset Management LLC,
as its investment manager

By	/s/ Stan Zou
Name: Stan Zou
Title: Vice President

Voya CLO 2016-1, Ltd.,
By:	Voya Alternative Asset Management LLC,
as its investment manager

By	/s/ Stan Zou
Name: Stan Zou
Title: Vice President

Voya CLO 2016-2, Ltd.,
By:	Voya Alternative Asset Management LLC, as
its investment manager

By	/s/ Stan Zou
Name: Stan Zou
Title: Vice President

Voya CLO 2016-3, Ltd.,
By:	Voya Alternative Asset Management LLC,
as its investment manager

By	/s/ Stan Zou
Name: Stan Zou
Title: Vice President

Voya CLO 2017-2, Ltd.,
By:	Voya Alternative Asset Management LLC,
as its investment manager

By	/s/ Stan Zou
Name: Stan Zou
Title: Vice President

Voya CLO 2017-3, Ltd.,
By:	Voya Alternative Asset Management LLC,
as its investment manager

By	/s/ Stan Zou
Name: Stan Zou
Title: Vice President

Voya CLO 2017-4, Ltd.,
By:	Voya Alternative Asset Management LLC,
as its investment manager

By	/s/ Stan Zou
Name: Stan Zou
Title: Vice President

Exhibit A

Ad Hoc Group

1.	Eaton Vance Management
2.	CIFC Asset Management
3.	The Carlyle Group
4.	Funds, accounts, and other investment vehicles managed, advised, or sub-advised by Credit Suisse Asset Management, LLC
5.	Certain funds and accounts under management by BlackRock Financial Management, Inc. and its affiliates
6.	Western Asset Management
7.	GSO Capital Partners
8.	PineBridge Investments
9.	Stonehill Capital Management
10.	BlueMountain Capital Management

11. Whitebox Advisors LLC